                           INCORPORATED UNDER LAWS OF
                                     TEXAS


          NUMBER                                               SHARES


          ------                                               ------


                             PILLOWTEX CORPORATION
                Series A Redeemable Convertible Preferred Stock

             AUTHORIZED SHARES 200,000 -- PAR VALUE $0.01 PER SHARE


This Certifies that                       SPECIMEN                       is the
                    ----------------------------------------------------

registered holder of                                                     Shares
                     ---------------------------------------------------


transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS HEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____________ day of __________________ A.D. 19__



------------------------------       [SEAL]       ------------------------------
                     Secretary                                         President

                                 [Reverse Side]

                                  CERTIFICATE
                                      FOR


                                  -----------
                                    SHARES

                                      OF

                              PILLOWTEX CORPORATION
                               Series A Redeemable
                           Convertible Preferred Stock


                                   ISSUED TO


                        --------------------------------
                                     DATED


                        --------------------------------



For Value Received, ___________________________ hereby sell, assign and transfer unto ___________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated _____________________  19___

           In presence of


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